SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  January 9, 1997

                         BALCOR PENSION INVESTORS-III
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11129
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3164211
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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The Woods Apartments

In 1983, the Partnership funded a $3,162,826 loan evidenced by a $6,840,000 promissory note and collateralized by a wrap-around third mortgage lien on The Woods Apartments, Austin, Texas. The Partnership later advanced an additional $1,300,000 on the loan. The Partnership received $625,000 as a principal reduction of the loan in 1988. In 1993, the Partnership purchased the first and second mortgage loans for a total of $2,562,433. The Partnership obtained title to the property through a non-judicial foreclosure in 1994.

On January 9, 1997, the Partnership contracted to sell the property for a sale price of $11,650,000 to an unaffiliated party, Austin Woods Limited Partnership, an Illinois limited partnership. The purchaser has deposited $100,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for February 28, 1997. From the proceeds of the sale, the Partnership will pay $233,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and will receive the remaining proceeds of approximately $11,417,000, less closing costs. Of such proceeds, $100,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have simultaneously contracted to sell two additional properties to affiliates of the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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Carmel on Providence Apartments loan

In 1982, the Partnership funded a $1,244,285 loan collateralized by a wrap-around mortgage on a leasehold interest in the Carmel on Providence Apartments, Charlotte, North Carolina, and evidenced by a wrap-around mortgage note in the principal amount of $3,200,000 (the "Loan"). The principal amount of the Loan included the principal amount of an underlying first mortgage loan (the "Underlying Loan"). The borrower is required to make interest only payments on the Loan through maturity in December 31, 1997, at which time the amount of the Loan, less the outstanding amount of the Underlying Loan, is due.
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On December  23,  1996,  the Partnership  sold  its  interest in  the  Loan  to
BankAmerica Investment Corporation,  an Illinois corporation.   The sale  price
was equal to 101.11% of the outstanding principal balance of the Loan and deferred interest due under the terms of the Loan, less the outstanding
principal balance  of the  Underlying Loan,  at closing.   The  sale price  was
$3,098,102.

From the proceeds of  the sale, the Partnership  paid closing costs of  $14,550
and   $115,258  to  an unaffiliated  party  as  a brokerage  commission.    The
Partnership received the remaining proceeds of approximately $2,968,000. Neither the General Partner nor any affiliate will receive a brokerage
commission in  connection with the sale  of the  loan.   The General Partner
will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

An affiliate of the Partnership simultaneously sold another loan to the purchaser.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and amendment thereto relating to the sale of The Woods Apartments, Austin, Texas.

          (99) Purchase and Sale Agreement relating to the sale of the loan collateralized by the Carmel on Providence Apartments, Charlotte, North Carolina.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS-III

                         By: Balcor Mortgage Advisors-II, an Illinois general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  January 24, 1997
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